                              EXHIBIT 10.5(b)(i)

                     FIRST OF AMERICA BANK-MICHIGAN, N.A.
                  MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT

       THIS AGREEMENT made and entered into this 1st day of May, 1995, by and between MILLER OIL CORPORATION, a Michigan corporation of 3104 Logan Valley Road, Traverse City, Michigan 49684 (hereinafter referred to as "Debtor"), and FIRST OF AMERICA BANK-MICHIGAN, N.A., a national banking association, of 901 South Garfield, Traverse City, Michigan 49686 (hereinafter referred to as "Lender");

W I T N E S S E T H :

       Lender and Debtor are parties to that certain loan transaction dated July 22, 1994 wherein Lender has agreed to lend to the Debtor the aggregate sum of FIVE MILLION ($5,000,000.00) DOLLARS. Debtor has delivered its Promissory Note, duly executed, in the total principal amount of FIVE MILLION ($5,000,000.00) DOLLARS, made payable to the Lender all in accordance with the terms set forth in said Note. The Note, Business Loan Agreement and all documents referenced therein or executed conjunction therewith are collectively referred to herein as the "Loan Documents."

       Debtor heretofore provided Lender certain collateral to collateralize its obligations under the Loan Documents. Debtor proposes to sell the collateral to Miller Shale Limited Partnership (the "Limited Partnership") pursuant to that certain Purchase and Sale Agreement dated as of January 1, 1995. Debtor has requested of Lender that Lender release the collateral and in substitution thereof take a mortgage and security interest in all of Debtor's right, title and interest in the proceeds of said sale and Debtor's reserved interest in the collateral. Lender has agreed to release the collateral and accept in substitution thereof all of Debtor's right, title and interest in the proceeds of said sale and Debtor's reserved interest in the collateral.

       In consideration of the above and upon the conditions contained herein and in the Loan Documents, the parties hereto AGREE:

   1. MORTGAGE AND SECURITY AGREEMENT. Debtor hereby mortgages, conveys, assigns, warrants and grants a security interest to Lender in any and all of the property reserved and excepted to Debtor (as "Assignor") in that certain Assignment, Bill of Sale and Conveyance dated as of January 1, 1995, from Debtor as Assignor to Miller Shale Limited Partnership as Assignee, and recorded in Liber 390, Page 504 of the Crawford County Register of Deeds and Liber 580, Page 024 of the Otsego County Register of Deeds (the "Assignment"), including but not limited to the first and second production payments (the "Production Payments") reserved by Debtor in the Assignment (herein referred to as the "Collateral"), and any proceeds therefrom.

     2.   ASSIGNMENT OF PAYMENT.

          (a) As further security for the payment of any and all of the Debtor's obligations to Lender, the Debtor hereby assigns to the Lender, effective upon demand of Lender, which demand shall only be made upon Debtor's default, the Production Payments.

          (b) Upon Debtor's default, and upon receipt of a direction for payment in the form attached hereto, the limited partnership is authorized and directed by Debtor to deliver or pay all Production Payments to Lender, as Assignee and Lender of Debtor. Such parties shall be fully protected and held harmless by Debtor and shall be under no obligation to see to the application by Lender of any proceeds or payments received by it.

          (c) All payments received by the Lender shall be applied in accordance with the terms of the Loan Documents.

     3. DEBTOR'S WARRANTIES AND COVENANTS. Debtor hereby represents, warrants and agrees that:

          (a) Debtor will pay the indebtedness secured by this Mortgage, Security Agreement and Assignment, and any and all other obligations or liabilities to Lender in accordance with the Loan Documents.

          (b) Except as described in the Assignment, Debtor (1) is now, or will be at the time Debtor acquires possession thereof, the owner of the Collateral free from any liens, encumbrances or security interests except for the security interest granted hereby and assessments and restrictions of record, (2) shall defend the Collateral against all claims and demands of every kind and nature, and (3) shall keep the collateral free from liens, encumbrances and other security interests.

          (c) Debtor will not sell or otherwise assign the Collateral or any interest therein without the prior written consent of Lender.

          (d) At its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and Debtor agrees to reimburse Lender on demand for any payment made or any expense incurred by Lender pursuant to this authorization.

          (e) Except for the Assignment, no mortgage or financing statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office, and at the request of Lender, Debtor will join with Lender in executing one

     (1) or more financing statements in form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable.

          (f)  Debtor has good and marketable title to all of the Collateral .

     4. FURTHER ASSURANCES. The Debtor will execute and deliver to Lender such other and further instruments and will do such other and further acts as in the opinion of the Lender may be necessary to carry out more effectively the purposes and intent hereof.

     5. TAXES. The Debtor will promptly pay all taxes, assessments and other governmental charges legally imposed on the Collateral, the proceeds therefrom or the Lender's interest therein.

     6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default under this Mortgage and Security Agreement:

          (a) Debtor's failure to observe and perform any of the terms and conditions of the Loan Documents as modified hereby.

          (b) The occurrence of any event of default specified in any of the Loan Documents as modified hereby.

          (c) The occurrence of any event which results in the acceleration of the maturity of the obligations of Debtor under the Loan Documents.

          (d) Any representation or warranty made by Debtor in any Loan Document as modified hereby proves to be untrue in any material respect.

          (e) Except as set forth in the Assignment, the mortgage lien and security interest granted hereunder become subordinate or inferior in priority to the lien or claim of any other person or entity.

          (f) Debtor becomes insolvent; becomes the subject of bankruptcy or reorganization proceedings under the provisions of any bankruptcy or insolvency law; if a receiver or trustee is appointed; or if Debtor makes an assignment for the benefit of creditors.

          (g) Failure of Debtor, within thirty (30) calendar days after notice from Lender, to cure a default in the due performance or observance of any covenant or agreement contained in any Loan Document and not constituting a default in the payment of principal or interest.

     7.   LENDER'S RIGHT UPON DEFAULT.

          (a) In the event of a default as provided herein, the entire indebtedness secured by this Agreement shall become due and payable immediately at Lender's option and Lender shall have the rights and remedies provided by law and/or the Loan Documents, including the right to take possession of the Collateral with demand and with or without process of law and to sell the Collateral, at one or more sales, as an entirety or in parts, as Lender may elect.

          (b) The parties hereto agree that any requirement of reasonable notice shall be met if Lender sends such notice to Debtor at least five (5) days prior to the date of sale, disposition or other event giving rise to required notice. It is further hereby agreed that public sale of the Collateral by auction, conducted after advertisement of the time and place thereof in a newspaper circulated in the county in which the sale is to be held, shall be deemed to be commercially reasonable disposition of the Collateral. Debtor shall be liable for any deficiency remaining after such disposition and the amount required to redeem the Collateral shall include reasonable attorney fees and costs and expenses incurred in connection with the acquisition of the Collateral and disposition thereof.

          (c) The proceeds of any sale of the Collateral or any part thereof shall be applied as follows:

               (1) To the payment of all expenses incurred by the Lender in the performance of its duties, including but not limited to expenses or taking possession, of any sale, of advertisement thereof, of conveying or court costs, compensation of agents, employees and legal fees;

               (2) To the payment of interest to the date of such payment on any indebtedness of Debtor to Lender.

               (3) To the payment of principal on any indebtedness of Debtor to Lender.

               (4) Any surplus thereafter remaining shall be paid to the Debtor or Debtor's successors or assigns as their interests may appear.

     8. INCORPORATION BY REFERENCE. Except as modified hereby, all of the terms, provisions and conditions contained in the Loan Documents are hereby incorporated by reference as if fully set forth herein.

     9.   INDEBTEDNESS SECURED. The indebtedness secured hereunder includes:

          (a)  All obligations incurred under the Loan Documents.

          (b) Any promissory note evidencing additional loans which the Lender may make from time to time to Debtor, the Lender not being obligated, however, to make such additional loans.

          (c) Any sums advanced, or expenses or costs incurred by Lender which are made or incurred pursuant to the terms of any of the Loan Documents plus interest thereon at the rate specified in the Loan Documents or otherwise agreed upon from the date of advances or the incurring of such expenses or costs until reimbursed.

          (d) Any extensions or renewals of all such indebtedness described in Paragraph 9(a) through 9(c) above, whether or not the Lender executes an extension agreement or renewal instruments.

     10. INVALIDITY. In the event any term, provision or condition of this Agreement or of the Loan Documents is invalid or unenforceable, the same shall be deemed several from the remainder of such terms, provisions or conditions which shall remain in full force and effect to the maximum extent permitted by law.

     11. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Michigan.

     12. REVERSION OF INTERESTS. If the indebtedness shall be fully paid and the covenants herein contained shall be fully performed, then all interest of the Debtor in the Collateral shall revert to the Debtor and Lender's interest in said property shall cease; Lender shall execute and deliver such instruments as are necessary to discharge or terminate its mortgage and security interests; and upon request by Debtor, the Lender shall execute such instruments as are necessary to reconvey the Collateral to Debtor.

     13. RIGHTS CUMULATIVE. Each and every right, power and remedy herein given to the Lender shall be cumulative and not exclusive; and each and every right, power and remedy may be exercised from time to time and so often and in such order as may be deemed expedient by Lender, and the exercise of any such right, power or remedy shall not be deemed a waiver of any other right, power or remedy.

     14. COUNTERPARTS. This instrument may be executed in counterpart by the parties hereto, and to facilitate recording, the signature pages of each identical instrument may be combined into one original document.

     15. BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Signed in the Presence of:                     DEBTOR:


/s/ SUSAN E. CARSCADDEN                        MILLER OIL CORPORATION
Susan E. Carscadden


/s/ VICKIE L. SCHUCH                           By: /s/ KELLY E. MILLER
Vickie L. Schuch                                   Kelley E. Miller
                                               Its: President


                                               SECURED PARTY:


/s/ DEBRA J. LANE                              FIRST OF AMERICA BANK-
Debra J. Lane                                  MICHIGAN, N.A.



/s/ GINA WEBER                                 By: /s/ SCOT J. MACDONALD
Gina Weber                                         Scot J. MacDonald
                                               Its: Senior Vice President

STATE OF MICHIGAN        )
                         : ss.
County of Grand Traverse )

          On this 1st day of May, 1995, before me a Notary Public in and for said County, personally appeared the above-named KELLY E. MILLER, President of MILLER OIL CORPORATION, a Michigan corporation, to me known to be the same person in and who executed the foregoing instrument and acknoweldged the same to be his free act and deed.


                                    /s/ SUSAN E. CARSCADDEN
                                        Susan E. Carscadden
         (SEAL)                         Notary Public
                                        County: Grand Traverse
                                        My Commission Expires: 4/27/96


STATE OF MICHIGAN        )
                         : ss.
County of Grand Traverse )

          On this 1st day of May, 1995, before me a Notary Public in and for said County, personally appeared the above-named SCOT J. MacDONALD, Senior Vice President of FIRST OF AMERICA BANK-MICHIGAN, N.A., to me known to be the same person in and who executed the foregoing instrument and acknoweledged the same to be his free act and deed.

                                    /s/ CHARLOTTE MARIE BOONE
                                        Charlotte Marie Boone
         (SEAL) Notary Public, Leelanau County, Michigan Acting in Grand Traverse County
                                        My Commission Expires: 7/24/95

Prepared in the Law Office of:

DONALD A. BRANDT, ESQ.
Smith, Johnson & Brandt, Attorneys, P.C.
603 Bay Street, P.O. Box 705
Traverse City, Michigan 49685-0705
(616) 946-0700